SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2010

MERRILL LYNCH DEPOSITOR, INC.
(on behalf of PREFERREDPLUS TRUST SERIES VER-1)
(Exact name of registrant as specified in its charter)

Delaware	001-31409	13-3891329
(State or other	(Commission	(I. R. S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

World Financial Center,		10080
New York, New York		(Zip Code)
(Address of principal
executive offices)

Registrant’s telephone number, including area code: (212) 449-1000

INFORMATION TO BE INCLUDED IN REPORT

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.	Registrant’s Business and Operations
Not applicable.
Section 2.	Financial Information
Not applicable.
Section 3.	Securities and Trading Markets
Not applicable.
Section 4.	Matters Related to Accountants and Financial Statements
Not applicable.
Section 5.	Corporate Governance and Management
Not applicable.
Section 6.	Asset-Backed Securities
Not applicable.
Section 7.	Regulation FD
Not applicable.
Section 8.	Other Events
Item 8.01	Other events
99.1

Distribution to holders of the PreferredPLUS Trust Certificates Series VER-1 on June 1, 2010.

     For information with respect to the underlying securities held by PreferredPLUS Trust Series VER-1, please refer to Verizon Communications Inc.’s (Commission file number 001-08606) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the “SEC”). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC’s Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC’s website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities support provider has filed electronically with the SEC.

     Although we have no reason to believe the information concerning the underlying securities, the underlying securities issuer, the support agreement or the underlying securities support provider contained in the underlying securities support provider’s Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer or the underlying securities support provider (including, without limitation, no investigation as to their respective financial condition or creditworthiness) or of the underlying securities or the support agreement has been made. You should obtain and evaluate the same information concerning the underlying securities issuer and the underlying securities support provider as you would obtain and evaluate if you were investing directly in the underlying securities or in other securities issued by the underlying securities issuer (or the underlying securities support provider). There can be no assurance that events affecting the underlying securities, the underlying securities issuer, the support agreement or the underlying support provider have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Section 9.	Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits
(a)	Financial statements of business acquired.
Not applicable.
(b)	Pro forma financial information.
Not applicable.
(c)	Shell company transactions.
Not applicable.
(d)	Exhibits.
	99.1	Trustee’s report in respect of the June 1, 2010 distribution to holders of the PreferredPLUS Trust Certificates Series VER-1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERRILL LYNCH DEPOSITOR, INC.
Date: June 8, 2010	By:	/s/ Steven O’Neill

Name: Steven O’Neill
Title: Director

EXHIBIT INDEX

99.1	Trustee’s report in respect of the June 1, 2010 distribution to holders of the PreferredPLUS Trust Series VER-1.